Exhibit 10.3

LEASE AMENDMENT #3

(5 Columbia, Aliso Viejo, CA 92656)

This 3rd Amendment to the Lease Agreement (hereinafter referred to as “Amendment”) is made and entered into by and between Clifford D. Downs (the “Lessor”) and RxSight, Inc., a Delaware Corporation (the “Lessee”, and together with Lessor, the “Parties”) as the last date signed by the Parties (the “Effective Date”).

WHEREAS, the Parties entered into that certain Lease Agreement dated January 10, 2018, as amended from time to time, (the “Agreement”) for the property located at 5 Columbia, Aliso Viejo, CA 92656, and

WHEREAS, the Parties desire to amend the Agreement in the manner reflected herein, and

WHEREAS, the Parties to the Agreement have approved the Amendment in the manner reflected herein.

NOW THEREFORE, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows:

1.
Section 3. of Lease Amendment #2 is hereby amended and restated in its entirety as follows:
a.
Upon execution of this Amendment, Lessee shall pay $3,739.20 to Lessor as an additional security deposit resulting in a total security deposit amount of $34,440.00. (For reference, Lessee paid an initial security deposit when the original lease was executed of $25,269.12. Lessee then paid an additional security deposit of $5,431.68 per the Lease Addendum dated April 5, 2022.)

2.
This Amendment may be executed in one or more facsimile, electronic, or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.

3.
All Terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Amendment.

AGREED & ACCEPTED:

LESSOR:		LESSEE:
	Clifford D. Downs	RxSight, Inc.
By:
		By:	/s/ Shelley Thunen

Title:	Owner	Title:	Chief Financial Officer

Date:	5-26-24	Date:	6/3/2024